                                                                   EXHIBIT 10.51


                       EIGHTH LOAN MODIFICATION AGREEMENT

                  THIS EIGHTH LOAN MODIFICATION AGREEMENT (the "Agreement") is made as of the 23rd day of June, 2004, by and among:

                  CADLEROCK JOINT VENTURE, L. P. ("CadleRock"), an Ohio limited partnership with a principal place of business at 100 North Center Street, Newton Falls, OH 44444-1321;

                  SIGHT RESOURCE CORPORATION (hereinafter, "Sight Resource"), a Delaware corporation with a principal place of business at 6725 Miami Avenue, Cincinnati, Ohio 45243;

                  CAMBRIDGE EYE ASSOCIATES, INC. (hereinafter, "Cambridge Eye"), a Delaware corporation with a principal place of business at One Highland Avenue, Unit 3B, Malden, MA 02148

                  DOUGLAS VISION WORLD, INC. (hereinafter, "Douglas Vision"), a Delaware corporation with a principal place of business at One Highland Avenue, Unit 3B, Malden, MA 02148;

                  E. B. BROWN OPTICIANS, INC. (hereinafter, "E. B. Brown"), a Delaware corporation with a principal place of business at 1549 East 30th Street, Cleveland, OH 44114-4385;

                  EYEGLASS EMPORIUM, INC. (hereinafter, "Eyeglass Emporium"), a Delaware corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243;

                  KENT OPTICAL COMPANY f/k/a KENT ACQUISITION CORP. (hereinafter, "Kent Optical"), a Delaware corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243;

                  SHAWNEE OPTICAL, INC. (hereinafter, "Shawnee Optical"), a Delaware corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243;

                  VISION PLAZA CORP. (hereinafter, "Vision Plaza"), a Delaware corporation with a principal place of business at 3301 Veterans Memorial Boulevard, Suite 54E, Metairie, LA 70002-4888;

                  KENT OPTOMETRIC PROVIDERS, INC., f/k/a KENT OPTOMETRIC PROVIDERS, P.C. (hereinafter, "Kent Optometric"), a Michigan corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243;

                  Hereinafter, Sight Resource, Cambridge Eye, Douglas Vision, E.
B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, Vision Plaza, and Kent Optometric and shall be referred to individually and collectively, jointly, and severally, as the "Obligors" or the "Obligor."

                                 R E C I T A L S
                                 ---------------

         A. Reference is hereby made to certain loan arrangements (hereinafter, the "Loan Arrangements") entered into by and between Sight Resource, Cambridge Eye, Douglas Vision, E. B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, Vision Plaza (hereinafter, individually and collectively, the "Original Borrowers") and Fleet National Bank (as successor-in-interest to Sovereign Bank, as successor-in-interest to Fleet National Bank, hereinafter referred to as "Fleet"), evidenced by, among other things, the following documents, instruments, and agreements (hereinafter collectively, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, the "Loan Documents"):

                  1. Loan Agreement (hereinafter, as amended, the "Loan Agreement") dated April 15, 1999, entered into by and between Fleet and the Original Borrowers;

                  2. Secured Revolving Line Note (hereinafter, the "Revolving Note") dated April 15, 1999 in the maximum principal amount of $3,000,000.00 made by the Original Borrowers payable to Fleet;

                  3. Secured Term Note (hereinafter, the "Term Note") dated April 15, 1999 in the original principal amount of $7,000,000.00 made by the Original Borrowers payable to Fleet;

                  4. (i) Eight (8) Security Agreements (All Assets) dated April 15, 1999 respectively, by each of the Original Borrowers, as amended and confirmed by certain Ratifications and Amendments of Security Agreements dated January 31, 2002, and (ii) Security Agreement (All Assets) dated July 31, 2002 by Kent Optometric (hereinafter, collectively, the "Security Agreements"), pursuant to which each of the Obligors granted Fleet a security interest in the Collateral (as defined in the Security Agreements);

                  5. Security Agreement (Pledged Collateral) dated April 15, 1999, pursuant to which Sight Resource assigned, transferred, and delivered to Fleet all of the Collateral (as defined therein);

                  6. Modification Agreement (hereinafter, the "Modification Agreement") dated March 31, 2000 entered into by Fleet and the Original Borrowers;

                  7. Second Modification Agreement (hereinafter, the "Second Modification Agreement") dated November 30, 2000 entered into by Fleet and the Original Borrowers;

                  8. Amended and Restated Third Modification Agreement (hereinafter, the "Third Modification

         Agreement") dated May 14, 2001 entered into by Fleet and the Original Borrowers;

                  9. Fourth Modification Agreement (hereinafter, the "Fourth Modification Agreement") dated July 31, 2002 entered into by Fleet and the Obligors, pursuant to which, among other things, Kent Optometric became co-borrower with the Original Borrowers under the Loan Documents, as amended, and became jointly and severally liable with the Original Borrowers for all Obligations under the Loan Documents, as amended;

                  10. Fifth Modification Agreement (hereinafter, the "Fifth Modification Agreement") dated November 15, 2002 entered into by Fleet and the Obligors;

                  11. Sixth Loan Modification Agreement (hereinafter, the "Sixth Modification Agreement" dated December 27, 2002 entered into by CadleRock, as successor to Fleet, and the Obligors;

                  12. Seventh Loan Modification Agreement (hereinafter, the "Seventh Modification Agreement" dated December _______, 2003 entered into by CadleRock, as successor to Fleet, and the Obligors; and

                  13. Common Stock Purchase Warrant dated March 31, 2000 issued by Sight Resource in favor of Fleet.

         B. The outstanding principal balance owing by Obligors to CadleRock under the Loan Documents as of the date hereof is $1,400,000.00. Accrued interest as of this date is $8,944.45 (hereinafter, "Accrued Interest"). In addition, a termination fee of $200,000.00 (hereinafter, "Termination Fee") is due as of June 30, 2004 pursuant to the Sixth Modification Agreement. Such outstanding principal balance plus all Accrued Interest, late charges, penalties, fees, expenses and other amounts owing by Obligors or any of them under or in respect of the Loan Documents are collectively hereinafter referred to as the "Total Indebtedness," and as of this date, total $1,408,944.45.

         C. Obligors and CadleRock have determined that it would be in their mutual best interests for CadleRock to take an assignment of all right, title and interest of Kent Optical and Kent Optometric in certain assets of Kent Optical and Kent Optometric as described in Exhibit A attached hereto (hereinafter, "Kent Assets"), but excluding the Retained Assets described in Exhibit A, so as to provide to Sight Resource and the other Obligors a credit in the amount of $1,175,000.00 (the "Loan Reduction Credit") in consideration of the reduction by CadleRock of the remaining amount of the Total Indebtedness to $233,944.45 (after application of the $1,175,000.00 credit for assignment of all right, title and interest in the Kent Optical Assets).

                  D. The Obligors are willing to assign the Kent Assets to CadleRock, and CadleRock is willing to accept assignment of the Kent Assets and to reduce the Total Indebtedness as contemplated by the preceding paragraph, and to provide the Loan Reduction Credit, based upon, and in consideration of, the terms and conditions stated herein as follows.

                  E. NOW, THEREFORE, the parties hereby agree as follows:

         1. Kent Optical Assets Assignment. Kent Optical and Kent Optometric shall assign, on this date, all of their right, title and interest in, to and under the Kent Assets such that CadleRock is the party in whom all right, title and interest in the Kent Assets vests. Such assignment shall be in the form attached hereto as Exhibit B.

         2. Loan Reduction Credit. Upon receipt by CadleRock of the assignment by Kent Optical and Kent Optometric of the Kent Assets and the Affidavit attached hereto as Exhibit C, Sight Resource and the other Obligors will receive from CadleRock a credit on in the amount of $1,175,000.00 for application against the Total Indebtedness (the "Loan Reduction Credit"). Kent Optical and Kent Optometric shall execute and deliver to CadleRock the assignment of the Kent Assets and the Affidavit attached hereto as Exhibit C simultaneously with the execution of this agreement.

         3. New Total Indebtedness. Effective upon receipt by CadleRock of the assignment of the Kent Assets and the Affidavit attached hereto as Exhibit "C", the amount of the Total Indebtedness (after application of the Loan Reduction Credit) shall be reduced to $233,944.45 (the "New Total Indebtedness").

         4. Acknowledgment by Obligors. Subject to and as modified by this Agreement, the Obligors each hereby (i) acknowledge the validity and enforceability of the Loan Documents, (ii) acknowledge and agree that they have no offsets, defenses, claims or counterclaims against CadleRock as holder of the Loan Documents; and (iii) the Termination Fee is fully earned by CadleRock, and is due and payable in full by Obligors, jointly and severally, to CadleRock. Each Obligor hereby ratifies, confirms and agrees that, except as modified by this Agreement, all terms and conditions of the Loan Documents shall remain in full force and effect.

         5. Further Assurances. The Obligors shall, upon request by CadleRock from time to time after execution of this Agreement, execute and deliver to CadleRock such additional documents, instruments and agreements as CadleRock may reasonably request in order to vest or perfect the Loan Documents (as modified hereby) and the collateral granted therein more securely in CadleRock, including, but not limited to, the Estoppel Affidavit and Conditional Delivery of Assignment attached hereto as Exhibit C.

         6. Indemnification/Hold Harmless. Obligors hereby indemnify and hold harmless CadleRock, their partners, directors, officers and stockholders and the successors and assigns of all of them (collectively the "Indemnitees") from, against and in respect of any claim by Obligors or any other person to the effect that, Obligors, or any person claiming by, through or under any of them, has any claim of any type against the Indemnitees for any action taken or not taken by the Indemnitees prior to this date. Obligors hereby release and discharge Indemnitees from any such and all such claims, and Obligors further agree to indemnify and hold harmless Indemnitees against any and all such claims and to pay Indemnitees' attorney fees and costs in the defense of same.

         7. Acknowledgement of Payment Obligation. Notwithstanding anything to the contrary contained in this Agreement, upon the making of the Loan Reduction Credit, the New Total Indebtedness will remain due and payable in full on June 30, 2004, after which interest shall accrue thereon at the default interest rate as stated in the Sixth Modification Agreement.

         8. No Waiver of Existing Defaults. Any defaults, events of defaults or existing matters that with the passage of time would mature into a default under the Loan Documents prior to the date of this Agreement are not waived and shall be in full force and effect.

         9. Miscellaneous. (a) This Agreement and the other documents referred to herein contain the entire Agreement among the parties with respect to the transactions contemplated hereby, and supersede all negotiations, representations, warranties, commitments and offers whether oral or written, prior to the date hereof.

                  (b) No modification or amendment of any provision of this Agreement shall be effective unless made in a written instrument, duly executed by the party to be bound thereby, which refers specifically to this Agreement and states that an amendment or modification is being made in the respects set forth in such instrument.

                  (c) If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. This Agreement is, and shall be deemed to be, the product of joint drafting by the parties hereto and shall not be construed against any of them as the drafter hereof.

                  (d) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No assignment of this Agreement shall, however, relieve the assigning party of its obligations hereunder.

                  (e) This Agreement shall be governed by and construed and enforced with accordance with the laws of the State of Ohio as applicable to contracts executed and fully performed in the State of Ohio.

                  (f) No waiver of any provision of this Agreement shall be effective unless in writing. The waiver by any party of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                  (g) The captions contained in this Agreement have been inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (h) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. With regard to this Agreement, and any other document relating to the transactions to be consummated under this Agreement, a party's execution may be evidenced by, and a party's delivery may be effected by, facsimile or internet transmission.

                  (i) Each party hereto represents and warrants that it has full authority to execute this agreement, that the representative executing this agreement on its behalf has full authority to do so, that upon the execution hereof, this agreement becomes fully binding on such party and enforceable against such party in accordance with the terms hereof and that no party is under any restriction of any kind against the execution of this agreement or the performance of any obligation stated herein.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.


CADLEROCK JOINT VENTURE, L. P.                       SIGHT RESOURCE CORPORATION
By:  CadleRock, Inc., its general partner



By:          /s/ Daniel C. Cadle, Pres.              By:    /s/ Donald Radcliff
   -----------------------------------------            --------------------------------
Name:        Daniel C. Cadle                         Name:  Donald Radcliff
     ---------------------------------------              ------------------------------
Title:       President                               Title: Chief Financial Officer
      --------------------------------------               -----------------------------


CAMBRIDGE EYE ASSOCIATES, INC.                       DOUGLAS VISION WORLD, INC.



By:          /s/ Donald Radcliff                     By:    /s/ Donald Radcliff
   -----------------------------------------            --------------------------------
Name:        Donald Radcliff                         Name:  Donald Radcliff
     ---------------------------------------              ------------------------------
Title:       Chief Financial Officer                 Title: Chief Financial Officer
      --------------------------------------               -----------------------------


E. B. BROWN OPTICIANS, INC.                          EYEGLASS EMPORIUM, INC.



By:          /s/ Donald Radcliff                     By:    /s/ Donald Radcliff
   -----------------------------------------            --------------------------------
Name:        Donald Radcliff                         Name:  Donald Radcliff
     ---------------------------------------              ------------------------------
Title:       Chief Financial Officer                 Title: Chief Financial Officer
      --------------------------------------               -----------------------------


KENT OPTICAL COMPANY f/k/a                     SHAWNEE OPTICAL, INC.
KENT ACQUISITION CORP



By:          /s/ Donald Radcliff               By:      /s/ Donald Radcliff
   -----------------------------------------      --------------------------------
Name:        Donald Radcliff                   Name:    Donald Radcliff
     ---------------------------------------        ------------------------------
Title:       Chief Financial Officer           Title:   Chief Financial Officer
      --------------------------------------         -----------------------------


                                               KENT OPTOMETRIC PROVIDERS, INC.
VISION PLAZA CORP.                             f/k/a KENT OPTOMETRIC
                                               PROVIDERS, P.C.



By:          /s/ Donald Radcliff               By:      /s/ Donald Radcliff
   -----------------------------------------      --------------------------------
Name:        Donald Radcliff                   Name:    Donald Radcliff
     ---------------------------------------        ------------------------------
Title:       Chief Financial Officer           Title:   Chief Financial Officer
      --------------------------------------         -----------------------------

                                    EXHIBIT A

                                     ASSETS
                                     ------

         All right, title and interest of Kent Optical Company, f/k/a Kent Acquisition Corp., a Delaware and Kent Optometric Providers, Inc., a Michigan corporation, f/k/a Kent Optometric Providers, P.C., corporation, and any successors or assigns thereof ("BORROWERS") in the following property, wherever located:

1.01 ALL INVENTORY of the Borrowers; meaning all goods, merchandise, raw materials, supplies, goods in process, finished goods and other tangible personal property held by the Borrowers for processing, sale or other business purpose or to be used or consumed in the Borrowers' business.

1.02 ALL ACCOUNTS AND ACCOUNTS RECEIVABLE of the Borrowers; meaning all accounts, accounts receivable, papers, notes, drafts, acceptances and all other debts, obligations and liabilities in whatever form owing to the Borrowers from any person, firm, corporation or any other legal entity ("ACCOUNT DEBTORS"), excluding, however, accounts and accounts receivable as to which any other Obligor is the Account Debtor.

1.03 ALL DOCUMENTS of the Borrowers; meaning all documents of title, including bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in the possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

1.04 ALL INSTRUMENTS of the Borrowers; meaning all negotiable instruments, securities and any other writing which evidence a right to payment of money and are not themselves security agreements or leases and are of a type which are in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

1.05 ALL CHATTEL PAPER of the Borrowers; meaning a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

1.06 ALL INVESTMENT PROPERTY of the Borrowers, where located, now or hereafter existing or hereafter and acquired, including all securities (whether certified or not), security entitlements, security accounts, financial assets and related rights, together with all proceeds of any of the foregoing.

1.07 ALL OTHER GOODS of the Borrowers, wherever located, now existing or hereafter acquired; meaning all motor vehicles, equipment, machinery and other tangible personal property, whether fixtures or not, any and all records relating to any of the Collateral (as defined in the Security Agreement [all assets] dated April 15, 1999 between Fleet National Bank and Borrower and/or the Security Agreement (All Assets) dated July 31, 2002 between Fleet National Bank and Kent Optometric) and all attachments and accessories thereto and substitutes therefor.

1.08 ALL INTANGIBLE ASSETS (as hereinafter defined), to the extent not already covered by the foregoing listing.

         As used above, "INTANGIBLE ASSETS" means all intellectual property and other intangible assets of Borrowers including:

         (a) All right, title and interest in and to the name "Kent Optical" and any and all derivations thereof together with a license to use the mark "Sightcare";

         (b) All telephone numbers, facsimile numbers, internet domain names or registrations, trade secrets, customer lists, know-how, concepts, methods, procedures, specifications, vendor or supplier lists, and other operating data and business documents relating, used or useful to or in the operation of the business of Borrowers, together with all records and lists that pertain directly or indirectly to any of the foregoing;

         (c) All prepaid items, including but not limited to all prepaid advertising, rents, salaries or wages, and all other prepaid items relating to the business of Borrowers;

         (d)      All goodwill related to the business of Borrowers; and

         (e) All beneficial rights of Kent Optical Company under any and all agreements of employees not to compete with the business of Kent Optical Company and any confidentiality or other agreements between Kent Optical Company and any other person, provided, however, that nothing herein shall be construed as an assumption by CadleRock of any obligation of Kent Optical under any of those agreements; and

         (f) All transferable licenses/permits necessary for the operation of the business of Borrowers, if any.

         Notwithstanding anything to the contrary set forth above or elsewhere in the Agreement, the following assets (the "Retained Assets") shall be excluded from the Kent Assets transferred to CadleRock and shall be retained by
Borrowers:

         (a)      Cash and cash equivalents;

         (b) All prepaid expenses and any deposits made by Borrowers in the operation of its Business that are not transferred by the utility or other third party to the account of CadleRock;

         (c)      Accounting books and records;

         (d) Contracts and agreements not specifically included in the Kent Assets;

         (e)      Rights of recovery under insurance policies; and

         (f) Software systems used by Sight Resource Corporation on a centralized basis.

         (g) Inventory, equipment and other personal property and customer and patient lists and account information at or in regard to the Kent Optical store in Holland, Michigan.

                                    EXHIBIT B

                              ASSIGNMENT OF ASSETS
                              --------------------

         This Assignment of Assets is made as of the 23rd day of June, 2004, by Kent Optical Company, f/k/a Kent Acquisition Corp. (hereinafter, "Kent Optical"), a Delaware corporation whose address is c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243 and Kent Optometric Providers, Inc., f/k/a Kent Optometric Providers, P.C., a Michigan corporation whose address is c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243 as Assignors, and CadleRock Joint Venture, L. P., an Ohio limited partnership whose address is 100 North Center Street, Newton Falls, OH 44444, as Assignee

         Witness that Assignors, for good and valuable consideration, receipt of which is acknowledged, assign to Assignee that certain property described in Exhibit A attached hereto and made a part hereof.

         To have and to hold, all and singular, the property aforementioned unto said Assignee, its successors and its assigns, forever.

         Assignors hereby covenant with Assignee that Assignors will forever defend Assignee against any and all claims of any and all persons claiming by, through or under Assignors, but not otherwise. ASSIGNORS MAKE NO COVENANTS OR WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY, MARKETABILITY, FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE OR OTHERWISE EXCEPT AS SET FORTH ON THE EIGHTH LOAN MODIFICATION AGREEMENT OF EVEN DATE BETWEEN ASSIGNORS AND ASSIGNEE, AMONG OTHERS. ANY IMPLIED COVENANTS OR WARRANTIES ARE EXPRESSLY DISCLAIMED AND EXCLUDED BY THIS ASSIGNMENT.

         IN WITNESS WHEREOF, Assignors have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

ASSIGNOR                                  ASSIGNOR:

KENT OPTOMETRIC PROVIDERS, INC.           KENT OPTICAL COMPANY,
F/K/A KENT OPTOMETRIC                     F/K/A KENT ACQUISITION CORP.
PROVIDERS, P.C.



By:                                       By:
   ---------------------------------         -----------------------------------
Name:   Donald Radcliff                   Name:   Donald Radcliff
     -------------------------------           ---------------------------------
Title:  Chief Financial Officer           Title:  Chief Financial Officer
      ------------------------------      --------------------------------------

STATE OF OHIO

COUNTY OF HAMILTON

         Personally appeared before me, the undersigned, a Notary Public in and for said State and County, duly commissioned and qualified, Donald Radcliff, with whom I am personally acquainted, upon oath, acknowledged himself to be the Chief Financial Officer of KENT OPTICAL COMPANY, the within named corporation; and that she such as Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such Chief Financial Officer.

         Executed this 23rd day of June, 2004.



                                       -----------------------------------
                                       Notary Public




STATE OF OHIO

COUNTY OF HAMILTON

         Personally appeared before me, the undersigned, a Notary Public in and for said State and County, duly commissioned and qualified, Donald Radcliff, with whom I am personally acquainted, upon oath, acknowledged himself to be the Chief Financial Officer of KENT OPTOMETRIC PROVIDERS, INC., f/k/a KENT OPTOMETRIC PROVIDERS, P.C. the within named corporation; and that he as such Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such Chief Financial Officer.

         Executed this 23rd day of June, 2004.



                                       -----------------------------------
                                       Notary Public

                                                                       EXHIBIT C

                             ESTOPPEL AFFIDAVIT AND
                       CONDITIONAL DELIVERY OF ASSIGNMENT



STATE OF OHIO

COUNTY OF HAMILTON

         THIS AFFIDAVIT, made this 23rd day of June, 2004, by Kent Optical Company, f/k/a Kent Acquisition Corp. ("Kent Optical"), a Delaware corporation with its principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243, and Kent Optometric Providers, Inc., f/k/a Kent Optometric Providers, P.C., ("Kent Optometric") a Michigan corporation whose address is c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, OH 45243 hereinafter referred to as Assignors in favor of CadleRock Joint Venture, L. P., an Ohio limited partnership with its main office at 100 North Center Street, Newton Falls, Ohio 44444, hereinafter referred to as Assignee.

                               W I T N E S S T H:
                               ------------------

         That Assignor Kent Optical did, on the fifteenth day of April, 1999, execute a Loan Agreement with Fleet National Bank ("Fleet") predecessor to Assignee;

         That Assignor Kent Optical did, on the fifteenth day of April, 1999, execute and deliver to Fleet a certain Secured Revolving Line Note made in the principal sum of $3,000,000.00, and secured by a Security Agreement (All Assets) dated April 15, 1999 and duly recorded UCC-1's as set forth in Schedule 1 attached hereto, covering such Assignor's personal property more particularly described in the said Security Agreement;

         That Assignor Kent Optical did, on the fifteenth day of April, 1999, execute and deliver to Fleet a certain Secured Term Note made in the principal sum of $7,000,000.00, and secured by a Security Agreement (All Assets) dated April 15, 1999 and duly recorded UCC-1's as set forth in Schedule 1 attached hereto, covering such Assignor's personal property more particularly described in the said Security Agreement;

         That Assignor Kent Optometric did assume liability for all sums due to Fleet on the aforementioned Notes pursuant to the Fourth Loan Modification Agreement dated July 12, 2002 (the "Fourth Modification");

         That Assignor Kent Optometric did, on the thirty-first day of July, 2002, execute and deliver to Fleet a Security Agreement (All Assets) and duly recorded UCC-1's as set forth in Schedule 1 attached hereto, covering such Assignor's personal property more particularly described in the said Security Agreement;


         That Assignors did, on the twenty-seventh day of December, 2002, execute and deliver to Assignee a Sixth Loan Modification Agreement (the "Sixth Modification");

         That the Sixth Modification provided, among other terms, that the Secured Revolving Line Note and the Secured Term Note mature on June 30, 2004, and that, in addition, a $200,000.00 termination fee is due and payable on such date by Assignors, among others, to Assignee;

         That Assignors are unable to meet the obligations of said Notes, said Security Agreements and the Sixth Modification according to the terms thereof.

         That Assignors are the parties who made, executed, and delivered a certain Assignment to Assignee, of even date herewith, on the form attached hereto as Exhibit A. That Assignors hereby acknowledge, agree and certify that the aforesaid Assignment was an absolute conveyance of the Assignors' rights, title and interest in and to said personal property, together with release of all rights in and to said personal property and that such Assignment did also convey, transfer and assign all of Assignors' rights of possession, proceeds and equity of redemption in and to said personal property. That the value of said personal property is not in excess of the amount of said indebtedness outstanding, and in consideration of the premises hereof and in consideration of such Assignment, Assignors will receive a credit of $1,175,000.00 toward the stated sums due on said Notes together with the termination of record by Assignee of the UCC-1's, subject to the condition which is understood and agreed by Assignor that the Assignment to Assignee referred to herein is intended to convey a marketable title, free of liens or encumbrances; that Assignee intends to examine the UCC public records before finally accepting said Assignment; and that Assignee reserves the right to reject said Assignment, and to proceed by foreclosure, replevin or other remedy to assert its rights against Assignors and the assets described in the Assignment under the said Notes, the said Security Agreements and the said Sixth Modification described hereinabove.

         That Assignors voluntarily gave said Assignment to Assignee in good faith on the part of Assignors and Assignee, without any fraud, misrepresentation, duress or undue influence whatsoever, or any misunderstanding on the part of Assignors or Assignee, and that said Assignment was not given as a preference against any other creditor of Assignors. That said Assignment shall not restrict the rights of Assignee to institute foreclosure, replevin or other proceedings if the Assignee desires, but the conveyance by said Assignment shall be, and hereby is, intended and understood to be an absolute conveyance and an unconditional transfer and assignment, with full extinguishment of Assignors' equity of redemption, and with full release of all Assignors' rights, title and interest of every character in and to said personal property, as described in the Assignment.

         That this Affidavit has been made for the protection and benefit of Assignee in said Assignment, and its successors and assigns, and all other parties hereafter who deal with or who may acquire an interest in the personal property described therein, and this Affidavit shall bind the respective successors and assigns of the Assignors.

         IN WITNESS WHEREOF, each of Assignors has set its hand this 23rd day of June, 2004, by its duly authorized representative.


Signed, acknowledged, and delivered         Kent Optical Company, a Delaware
In the presence of                          corporation, f/k/a Kent Acquisition
                                            Corp.




                                            By:
---------------------------------------        ---------------------------------
                                            Name:        Donald Radcliff
                                                 -------------------------------
                                            Title:       Chief Financial Officer
                                                  ------------------------------



                                            ASSIGNOR:

                                            KENT OPTOMETRIC PROVIDERS, INC.
                                            f/k/a KENT OPTOMETRIC
                                            PROVIDERS, P.C.



                                            By:
                                               ---------------------------------
                                            Name:        Donald Radcliff
                                                 -------------------------------
                                            Title:       Chief Financial Officer
                                                  ------------------------------

STATE OF OHIO

COUNTY OF HAMILTON

         Personally appeared before me, the undersigned, a Notary Public in and for said State and County, duly commissioned and qualified, Donald Radcliff, with whom I am personally acquainted, upon oath, acknowledged himself to be the Chief Financial Officer of KENT OPTICAL COMPANY, the within named corporation; and that she such as Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such Chief Financial Officer.

         Executed this 23rd day of June, 2004.



                                           -----------------------------------
                                           Notary Public





STATE OF OHIO

COUNTY OF HAMILTON

         Personally appeared before me, the undersigned, a Notary Public in and for said State and County, duly commissioned and qualified, Donald Radcliff, with whom I am personally acquainted, upon oath, acknowledged himself to be the Chief Financial Officer of KENT OPTOMETRIC PROVIDERS, INC., f/k/a KENT OPTOMETRIC PROVIDERS, P.C. the within named corporation; and that he as such Chief Financial Officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such Chief Financial Officer.

         Executed this 23rd day of June, 2004.



                                           -----------------------------------
                                           Notary Public

                                   SCHEDULE 1



------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
                                           FILING                                                  FILING          OTHER COLLATERAL
DEBTOR                          STATE      OFFICE    SECURED CREDITOR         FILING DATE          NUMBER          AND/OR COMMENTS
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
Kent Acquisition Corp.          MI         SOS       Fleet National Bank      April 19, 1999       D5047186
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
Kent Optical Company            DE         SOS       Fleet National Bank      March 19, 2002       2070987 7       In-lieu
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
Kent Optical Company            DE         SOS       Fleet National Bank      March 19, 2002       2070990 1       In lieu
                                                     (successor-in-interest
                                                     to Sovereign Bank)
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
Kent Optical Company            MI         SOS       Sovereign Bank           May 18, 2002         24795C          UCC-1
                                                                                                                   (New Filing)
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
Kent Optical Company            DE         SOS       Fleet National Bank      July 2, 1999         D538636         In-lieu
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------
Kent Optometric Providers,      MI         SOS       Fleet National Bank      Oct. 3, 2002         46096C          UCC-1
P.C.                                                                                                               (New Filing)
------------------------------- ---------- --------- ------------------------ -------------------- --------------- -----------------